UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2025

BEYOND MEAT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
888 N. Douglas Street, Suite 100
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(866) 756-4112
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

As previously announced, on May 7, 2025, Beyond Meat, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Loan and Security Agreement”), among the Company, as the borrower, Unprocessed Foods, LLC, an affiliate of the Ahimsa Foundation, as lender (“Unprocessed Foods”), the other lenders party thereto from time to time (together with Unprocessed Foods, the “Lenders”), and certain of the Company’s subsidiaries party thereto from time to time, as guarantors (the “Guarantors”), pursuant to which, among other things, the Lenders agreed to provide the Company a senior secured delayed-draw term loan facility (the “Delayed Draw Term Loan Facility” and the loans thereunder, the “Delayed Draw Term Loans”) in an aggregate principal amount of up to $100.0 million. For additional terms of the Loan and Security Agreement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2025.

On June 26, 2025, at the Company’s request, Unprocessed Foods, as the sole Lender at such time, made a Delayed Draw Term Loan to the Company in the principal amount of $40.0 million. The Company plans to use the proceeds of such Delayed Draw Term Loan for general corporate purposes of the Company and the Guarantors.

The Delayed Draw Term Loans will mature on February 7, 2030 (the “Initial Maturity Date”), which date may be extended by the Company, with the relevant Lenders’ consent, with respect to all or any portion of any Delayed Draw Term Loan to a date which is not later than May 7, 2035. The Delayed Draw Term Loans will accrue interest at a rate per annum of 12.0%, provided that if the maturity date of any Delayed Draw Term Loan has been extended after the Initial Maturity Date in accordance with the terms of the Loan and Security Agreement, then such rate per annum will be 17.5% after the Initial Maturity Date. Accrued but unpaid interest on the Delayed Draw Term Loans is payable “in kind” by adding the amount of such accrued interest to the principal amount of the outstanding Delayed Draw Term Loans.

Item 3.02 Unregistered Sales of Equity Securities.

As previously announced, on May 7, 2025, in connection with the entry into the Loan and Security Agreement, the Company and the Lenders entered into a warrant agreement (the “Warrant Agreement”) setting forth the rights and obligations of the Company and the Lenders as holders (in such capacity, the “Holders”) in connection with warrants (the “Warrants”) representing such Holders’ right to purchase up to, in the aggregate, 9,558,635 shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company (the “Maximum Warrant Share Amount”) at an exercise price that was determined to be $3.26 per share based on the terms of the Warrant Agreement. For additional terms of the Warrant Agreement, please see the Company’s Current Report on Form 8-K filed with the SEC on May 7, 2025.

The Loan and Security Agreement provides that, as a condition precedent to the Lenders making any Delayed Draw Term Loans to the Company, the Company will register an electronic book entry in the name of each Lender which represents, and per the terms of the Warrant Agreement shall be deemed to be an issuance to each Lender of, Warrants representing the pro rata portion of the Maximum Warrant Share Amount based on the amount of Delayed Draw Term Loans provided by such Lender on the date thereof.

As a result, on June 26, 2025, in connection with the making of the Delayed Draw Term Loan discussed in Item 2.03 above, the Company issued to Unprocessed Foods Warrants to purchase 3,823,454 shares of Common Stock.

Such Warrants to purchase shares of Common Stock were issued in a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act.

The Company also agreed in the Warrant Agreement to provide certain customary registration rights with respect to the resale of shares of Common Stock underlying the Warrants from time to time and intends to file a registration statement relating to such resale with respect to the above-mentioned Warrants issued to Unprocessed Foods within 45 days of the date hereof.

Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding the timing and amount of any funding and/or issuance of Warrants under the Loan and Security Agreement, the use of proceeds therefrom and the filing of the registration statement relating to the Common Stock underlying the Warrants. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 5, 2025 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025, as well as other factors described from time to time in the Company's filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date: June 26, 2025